Exhibit 99.1

SECTION 906 CERTIFICATION

I, John N. Lauer, Chairman and Chief Executive Officer of Oglebay Norton Company (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2002 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002

/s/ JOHN N. LAUER
John N. Lauer
Chairman and Chief Executive Officer